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                                                                    Exhibit 23.2


                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 3, 1997 included in Cephalon, Inc.'s Form 10-K/A-2 for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                                      ARTHUR ANDERSEN LLP


Philadelphia, PA
  April 7, 1997